Exhibit 99.1

TO:	All Employees
FROM:	Tim Mann, Axiall President and CEO Albert Chao, Westlake Chemical President and CEO

We are pleased to be writing you today to talk about the great prospects in store for our two companies – Axiall and Westlake.

As many of you are aware, Westlake has long admired Axiall and sought to acquire it five years ago. Westlake believed then, and continues to believe now, that the combination of our two companies will create a larger, more efficient, diversified and competitive company that is better positioned to succeed in the challenging, global commodity chemical industry. Any great company is only as successful as the people it employs. Westlake has tremendous respect for Axiall’s employees and looks forward to working closely with you to achieve our ambitious goals.

We are enthusiastic about the combination of Westlake and Axiall. The combined company will have a strong financial profile and anticipated investment-grade credit rating, providing significant financial and operational flexibility, a greater ability to serve its customers, and an improved ability to capitalize on future investment opportunities. Together, we will be positioned as the third largest chlor-alkali producer and the second largest PVC producer in North America.

We understand that this transition can be distracting and we ask that you please remain focused on your safety and that of your colleagues, along with the safe and reliable operation of your facilities. It is also important during this time to maintain strong levels of customer service and to reassure customers that our commitment to exceeding their expectations on a daily basis will not be impacted by our planned combination.

The integration of our companies will begin with the close of the transaction, which is expected to occur by the fourth quarter of 2016. However, until the transaction is complete, Axiall and Westlake will continue to compete in the marketplace and operate as separate, independent companies. There should be no changes in how business is conducted until the transaction closes.

Over the next few months, teams with representatives from both companies will begin collaboration planning so that when the transaction closes, the transition into one company will be as seamless as possible for our customers, suppliers and employees.

This year, Westlake is celebrating its 30th anniversary. Westlake has grown considerably since 1986, when it began with a single polyethylene plant in Westlake, La. (now part of its much larger Lake Charles facility). We are eager to begin the next chapter in this journey as a leading international manufacturer of petrochemicals, polymers and PVC building products with the addition of the Axiall Chemicals and Building Products operations.

We look forward to welcoming Axiall employees into the Westlake family.

Cautionary Note Regarding Forward-Looking Statements

This communication contains forward-looking statements within the meaning of the federal securities laws. These forward-looking statements include, but are not limited to, statements regarding Westlake Chemical Corporation’s (“Westlake”) proposed transaction to acquire Axiall Corporation (“Axiall”) (including financing of the proposed transaction and the benefits, results, effects and timing thereof), all statements regarding Westlake’s and Axiall’s (and Westlake’s and Axiall’s combined) expected future financial position, results of operations, cash flows, dividends, financing plans, business strategy, budgets, capital expenditures, competitive positions, growth opportunities, plans and objectives of management, estimated synergies from the proposed transaction and statements containing the use of forward-looking words, such as “may,” “will,” “could,” “would,” “should,” “project,” “believe,” “anticipate,” “expect,” “estimate,” “continue,” “potential,” “plan,” “forecast,” “approximate,” “intend,” “upside,” and the like, or the use of future tense. Statements contained herein concerning the business outlook or future economic performance, anticipated profitability, revenues, expenses, dividends or other financial items, and product or services line growth of Westlake and Axiall (and the combined businesses of Westlake and Axiall), together with other statements that are not historical facts, are forward-looking statements that are estimates reflecting the best judgment of Westlake or Axiall based upon currently available information. Statements concerning current conditions may also be forward-looking if they imply a continuation of current conditions.

Such forward-looking statements are inherently uncertain, and stockholders and other potential investors must recognize that actual results may differ materially from Westlake’s and/or Axiall’s expectations as a result of a variety of factors, including, without limitation, those discussed below. Such forward-looking statements are based upon management’s current expectations and include known and unknown risks, uncertainties and other factors, many of which Westlake and/or Axiall are unable to predict or control, that may cause Westlake’s and/or Axiall’s actual results, performance or plans to differ materially from any future results, performance or plans expressed or implied by such forward-looking statements. These statements involve risks, uncertainties and other factors discussed below and detailed from time to time in Westlake’s and/or Axiall’s filings with the Securities and Exchange Commission (the “SEC”).

Risks and uncertainties related to the proposed business combination transaction include, but are not limited to: (i) the ultimate outcome of the proposed transaction between Westlake and Axiall, (ii) the ultimate outcome and results of integrating the operations of Westlake and Axiall if a transaction is consummated, (iii) the ability to obtain regulatory approvals and meet other closing conditions to the proposed transaction, including any necessary stockholder approvals, (iv) potential adverse reactions or changes to business relationships resulting from the announcement, pendency or completion of the proposed transaction, (v) competitive responses to the announcement or completion of the proposed transaction, costs and difficulties related to the integration of Axiall’s businesses and operations with Westlake’s businesses and operations, (vi) the inability to obtain, or delays in obtaining, cost savings and synergies from the proposed transaction, (vii) uncertainties as to whether the completion of the proposed transaction will have the accretive effect on Westlake’s earnings or cash flows that are expected, (viii) unexpected costs, liabilities, charges or expenses resulting from the proposed transaction, (ix) litigation relating to the proposed transaction, (x) the inability to retain key personnel, (xi) potential adverse effects on Westlake’s ability to operate Westlake’s business due to the increase in Westlake’s overall debt level contemplated by the proposed transaction, (xii) potential diminished productivity due to the impact of the potential transaction on Westlake’s and/or Axiall’s current and prospective employees, key management, customers, suppliers and business partner and (xiii) any changes in general economic and/or industry-specific conditions.

In addition to the factors set forth above, other factors that may affect Westlake’s and/or Axiall’s plans, results or stock price are set forth in Westlake’s and Axiall’s respective Annual Reports on Form 10-K and reports on Forms 10-Q and 8-K.

Many of these factors are beyond Westlake’s and/or Axiall’s control. Westlake and Axiall caution investors that any forward-looking statements made by Westlake and/or Axiall are not guarantees of future performance. Westlake and Axiall do not intend, and undertake no obligation, to publish revised forward-looking statements to reflect events or circumstances after the date of this communication or to reflect the occurrence of unanticipated events.

Additional Information and Where To Find It

With respect to the proposed merger, Axiall expects to announce a special meeting of stockholders as soon as practicable to obtain stockholder approval in connection with the proposed merger between Westlake and Axiall. In connection with the special meeting, Axiall expects to file with the SEC a preliminary proxy statement and other relevant documents in connection with the proposed merger. INVESTORS OF AXIALL ARE ENCOURAGED TO READ THE PRELIMINARY PROXY STATEMENT FOR THE SPECIAL MEETING OF STOCKHOLDERS RELATED TO THE PROPOSED MERGER AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THOSE DOCUMENTS CONTAIN IMPORTANT INFORMATION. Investors and security holders may obtain the documents free of charge at the SEC’s website, www.sec.gov, and from Axiall at its website, www.axiall.com, or by sending a request to 1000 Abernathy Road NE, Suite 1200, Atlanta, GA 30328, Attention: General Counsel.

Participants in the Solicitation

Axiall and certain of its respective directors, executive officers and other persons may be deemed to be participants in the solicitation of proxies in respect of the special meeting of stockholders. Information regarding Axiall’s directors and executive officers is available in Axiall’s proxy statement filed with the SEC on April 12, 2016 in connection with its 2016 annual meeting of stockholders. Other information regarding persons who may be deemed participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the definitive proxy statement related to the proposed merger and other relevant materials to be filed with the SEC when they become available.